Exhibit 99.2

September 6, 2022 Merger of Sitio and Brigham The Leading Mineral and Royalty Consolidator

Disclaimer

SITIO ROYALTIES

FORWARD-LOOKING STATEMENTS

This communication relates to a proposed business combination transaction (the "Merger") between Brigham and Sitio and the information included herein and in any oral statements made in connection herewith include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed Merger between Brigham and Sitio, the likelihood that the conditions to the consummation of the Merger will be satisfied on a timely basis or at all, Brigham's and Sitio's ability to consummate the Merger at any time or at all, the benefits of the Merger and the post-combination company's future financial performance following the Merger, as well as the post-combination company's strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words "may," "could," "believe," "anticipate," "intend," "estimate," "expect," "project" and similar expressions and the negative of such words and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Brigham's and Sitio's management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Such statements may be influenced by factors that could cause actual outcomes and results to differ materially from those projected. Except as otherwise required by applicable law, Brigham and Sitio disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Brigham and Sitio caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Brigham and Sitio. These risks include, but are not limited to, the post-combination company's ability to successfully integrate Brigham's and Sitio's businesses and technologies; the risk that the expected benefits and synergies of the Merger may not be fully achieved in a timely manner, or at all; the risk that Brigham or Sitio will not, or that following the Merger, the combined company will not, be unable to retain and hire key personnel; the risk associated with Brigham's and Sitio's ability to obtain the approvals of their respective shareholders required to consummate the Merger and the timing of the closing of the Merger, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; Sitio's ability to finance the combined company (including the repayment of certain of Brigham's indebtedness) on acceptable terms or at all; uncertainty as to the long-term value of the combined company's common stock; and the diversion of Brigham's and Sitio's management's time on transaction-related matters. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Brigham's and Sitio's expectations and projections can be found in Brigham's periodic filings with the U.S. Securities and Exchange Commission ("SEC"), including Brigham's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and Sitio's periodic filings with the SEC, including Sitio's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Part II, Item 1A "Risk Factors" in Sitio's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Brigham's and Sitio's SEC filings are available publicly on the SEC's website at www.sec.gov.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

IMPORTANT ADDITIONAL INFORMATION

In connection with the Merger, the post-combination company, Snapper Merger Sub I, Inc. (the "combined company"), will file with the SEC a registration statement on Form S-4, which will include a proxy statement of Brigham, a consent solicitation statement of Sitio and a prospectus of the combined company. The Merger will be submitted to Brigham's shareholders for their consideration. Brigham, Sitio and the combined company may also file other documents with the SEC regarding the Merger. After the registration statement has been declared effective by the SEC, a definitive consent solicitation statement/proxy statement/prospectus will be mailed to the shareholders of Brigham and Sitio. This document is not a substitute for the registration statement and consent solicitation statement/proxy statement/prospectus that will be filed with the SEC or any other documents that Brigham, Sitio or the combined company may file with the SEC or send to shareholders of Brigham or Sitio in connection with the Merger. INVESTORS AND SHAREHOLDERS OF BRIGHAM ARE URGED TO READ THE REGISTRATION STATEMENT AND CONSENT SOLICITATION STATEMENT/PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS.

Investors and shareholders will be able to obtain free copies of the registration statement and the consent solicitation statement/proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Brigham, Sitio or the combined company, through the website maintained by the SEC at http://www.sec.gov.

PARTICIPANTS IN SOLICITATION

Brigham, Sitio and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Brigham shareholders in connection with the Merger. Information regarding the directors and executive officers of Brigham is set forth in Brigham's Definitive Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 13, 2022. Information regarding the directors and executive officers of Sitio is set forth in Sitio's Definitive Proxy Statement on Schedule 14A for its Special Meeting of Shareholders, which was filed with the SEC on May 5, 2022, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent solicitation statement/proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov.

INDUSTRY AND MARKET DATA

The information, data and statistics contained herein are derived from various internal (including data that Sitio has internally collected) and external third-party sources. While Sitio believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Sitio has not independently verified the accuracy or completeness of the information provided by third party sources. No representation is made by Sitio's management as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any information, data or statistics on past performance or modeling contained herein is not an indication as to future performance. Sitio assumes no obligation to update the information in this presentation.

BASIS OF PRESENTATION

Unless otherwise noted, all NRA counts are as of 09/01/22 and gross and well counts are as of 06/30/22. All wells are normalized to 5,000'. All NRA metrics shown on a 1/8ths royalty equivalent basis. Data shown on a pro forma basis gives effect to all acquisitions completed by Sitio to date this year and all acquisitions and divestitures completed by Brigham to date this year in addition to Brigham's announced acquisition of Avant.

NON-GAAP MEASURES

This presentation includes financial measures that are not presented in accordance with U.S. generally accepted accounting principles ("GAAP"). While Sitio believes such non-GAAP measures are useful for investors, they are not measures of financial performance under GAAP and should not be considered in isolation or as an alternative to any measure of such performance derived in accordance with GAAP. These non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries.

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Sitio and Brigham are merging, combining two high-quality businesses with a shared vision of minerals consolidation and best-in-class governance

SITIO ROYALTIES

- Premium assets in the highest quality and most active oil basins in the U.S.
- Assets anchored by large-scale, high-quality Permian assets
- Robust inventory of 50.3 net line-of-sight wells supports strong near-term growth profile
- Pro forma combined enterprise value of ~$4.8 billion and public float of ~$1.9 billion
- Enhanced margins due to operating efficiencies and ~$15 million of annualized cost synergies
- Positioned to further consolidate the fragmented minerals space due to enhanced scale and balanced capital allocation policy
- Strong balance sheet with pro forma 2Q22 leverage of ~1.0x(1)

Pro forma Permian Basin asset DSU footprint



Gaines
Dawson
Borden
Scurry
Lea
Eddy
Andrews
Martin
Mitchell
Howard
Glasscock
Loving
Winkler
Ector
Sterling
Midland
Culberson
Ward
Crane
Tom Green
Irion
Reeves
Upton
Reagan
Pecos
Jeff Davis
Sitio
Brigham

	Sitio standalone total	Combined total	Combined Permian
Net royalty acres (NRAs)	173,800	259,510	182,525
2Q22 pro forma production	19,213	32,761	24,673
% oil / % liquids	51% / 71%	52% / 72%	56% / 75%
Net line-of-sight wells	26.8	50.3	41.1

Note: Calculations include net debt of ~$862mm as of 09/01/22 pro forma for MNRL's announced acquisition of Avant and share prices as of 09/02/22
All STR and MNRL metrics shown pro forma for all acquisitions and divestitures signed or completed in 2022 as if they were completed on 04/01/22. Net line-of-sight ("LOS") wells as of 06/30/22 and normalized to 5,000'

(1) Pro forma leverage based on assumption of pro forma net debt of ~$862mm and annualized pro forma 2Q22 Adjusted EBITDA, which includes a full 2Q22 contribution from assets acquired from Falcon Minerals, Foundation Minerals, Momentum Minerals and MNRL's announced acquisition from Avant and is reduced for all MNRL divestitures completed in 2Q22 as if they were completed on 04/01/22

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Transaction summary

SITIO ROYALTIES

Transaction	• All stock merger of Sitio ("STR") and Brigham ("MNRL") • At-the-market merger with fixed exchange ratio of 1.133 Sitio shares for each Brigham share • Pro forma equity ownership: 54% Sitio and 46% Brigham on a fully diluted basis
Synergies and Leverage	• Expected annual cash G&A synergies of ~$15mm • Reduces 2Q22 cash G&A per boe to ~$1.72(1) • Expected pro forma 2Q22 leverage of ~1.0x(2)
Leadership and Governance	• Sitio executive team will lead the combined company • Board of Directors following the close of transaction will consist of 9 total directors – 5 directors will be nominated by Sitio; 4 directors nominated by Brigham • Focused on maintaining ESG leadership in the sector
Approvals and Timeline	• Unanimously approved by Sitio and Brigham Board of Directors • Transaction subject to approval of Sitio and Brigham shareholders • Other customary regulatory approvals and conditions • Significant Sitio shareholders have signed support agreements in favor of the transaction • Expected to file relevant disclosure documents in 2H22 and close in 1Q23

Note: Calculations include pro forma net debt of ~$862mm as of 09/01/22 and share prices as of 09/02/22

(1) 2Q22 cash G&A / boe calculated as assumed pro forma annual cash G&A of $20.5 mm divided by pro forma combined 2Q22 production. 2Q22 production pro forma for all acquisitions and divestitures signed or completed by STR and MNRL in 2022 as if they were completed on 04/01/22

(2) Pro forma leverage based on assumption of pro forma net debt of ~$862mm and annualized pro forma 2Q22 Adjusted EBITDA, which includes a full 2Q22 contribution from assets acquired from Falcon Minerals, Foundation Minerals, Momentum Minerals and MNRL's announced acquisition from Avant and is reduced for all MNRL divestitures completed in 2Q22 as if they were completed on 04/01/22

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. 75% 9% 8% 4% 3% 1% 65% 22% 9% 4% 5 An industry leader in scale, with Permian - weighted assets and exposure to the top oil - producing regions in the U.S. 70% 10% 8% 5% 4% 3% 50% 29% 11% 10% 80% 13% 7% Permian Eagle Ford Permian DJ Eagle Ford Permian Appalachia Williston Appalachia Anadarko DJ Williston Anadarko Permian Eagle Ford Appalachia Permian DJ Williston Anadarko Eagle Ford Permian Appalachia Anadarko DJ Williston 81% 14% 5% Net Royalty Acres (1/8ths) 2Q22 Production ( boe /d) 173,800 85,710 259,510 19,213 13,548 32,761 + Note: NRAs pro forma for all acquisitions and divestitures completed by both companies in 2022 and MNRL’s pending announced ac quisition of Avant MNRL’s 2Q22 production pro forma for the announced Avant acquisition and excludes divested assets

. 10 13 22 38 42 46 91 294 Uinta PRB DJ Williston Anadarko Appalachia EF Permian Combined Company Basin Remainder Combined company will be in every major active oil basin (1) Data sourced from Enverus and includes wells spud from 04/01/21 through 03/31/22 (2) Rig data sourced from Enverus as of 07/18/22 6 Sitio legacy counties Brigham legacy counties Overlapping counties Lateral feet drilled by basin (000’s) (1) Combined company footprint by county 29% of Permian rigs on pro forma Sitio acreage (2) Eagle Ford Williston Pro forma rigs: 8 % of rigs in basin: 21% DJ Pro forma rigs: 2 % of rigs in basin: 9% Anadarko Pro forma rigs: 0 % of rigs in basin: 0% Permian Pro forma rigs: 86 % of rigs in basin: 29% Eagle Ford Pro forma rigs: 2 % of rigs in basin: 2% Appalachia Pro forma rigs: 0 % of rigs in basin: 0% 1,332 2,034 4,674 5,612 6,828 10,521 52,170 Uinta PRB Anadarko DJ Williston Eagle Ford Permian

. % Increase Gross horizontal wells 9,385 4,640 11,722 25% Gross PDP horizontal wells 7,018 3,435 8,819 26% Average horizontal NRI 0.72% 0.72% 0.86% 19% Net wells 115.6 63.0 178.6 54% Net LOS wells 25.1 16.0 41.1 64% NRAs 139,600 42,925 182,525 31% DSU acres 2,115,613 752,252 2,315,971 9% 7 Combined company highlighted by a large scale, diversified, Permian footprint Combined Permian DSU acreage Sitio Brigham Selected Permian Basin metrics Drilling spacing units cover 32% of total Permian Basin acreage Increases Sitio’s net line - of - sight wells / NRA by 28% Exposure to >34% of all wells drilled in the Permian Basin in 2021 Note: Well counts as of 06/30/22 and include wells on all acquisitions and divestitures completed by both companies this year and MNRL’s pending announced acquisition of Avant All well statistics normalized to 5,000’. Line - of - sight refers to spuds and permits. Combined gross horizontal well counts do not double count wells that both STR and MNRL have interests in

. 275.0 68.9 58.0 14.4 12.4 43.2 54.6 15.4 8.1 112.1 112.6 29.8 20.5 Net PDP wells TIL prior to 01/01/19 Net PDP wells TIL since 01/01/19 Net spuds Net permits Net total combined wells Pro forma combined line - of - sight inventory is ~45% of wells TIL in last ~3.5 years Sitio net wells Brigham net wells 112.6 net PDP wells have TIL since 1/1/19 vs. 50.3 line - of - sight wells currently 8 Net PDP wells TIL prior to 01/01/19 Net PDP wells TIL since 01/01/19 50.3 line - of - sight wells Note: Well counts as of 06/30/22 and include wells on all acquisitions or divestitures completed by both companies this year and MNRL’s pending announced acquisition of Avant. All wells normalized to 5,000’

. 20.5 23.2 21.9 23.0 21.8 29.8 16.9 10.4 15.0 16.6 15.5 20.5 2018 2019 2020 2021 1Q22 Current Net spuds Net permits Combined company historical line - of - sight wells 9 Combined company has substantial line - of - sight inventory under top - tier operators Other 29.8 Net Spuds Other 20.5 Net Permits MNRL adds 23.5 net line - of - sight wells, an increase of ~88% vs STR standalone 37.4 33.6 37.3 39.6 36.9 50.3 Note: Well counts as of 06/30/22 and include wells on all acquisitions or divestitures completed by both companies this year and MNRL’s pending announced acquisition of Avant. All wells normalized to 5,000’ 2Q22

. - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q MNRL - 50,000 100,000 150,000 200,000 250,000 2022 2021 2020 2019 2018 2017 10 Merger continues an unparalleled consolidation track record Over 195,000 NRAs evaluated for acquisition, but bid/ask spread was too wide Current: 259,510 (Cumulative NRAs) (NRAs acquired by quarter) Sitio NRAs since inception: 186 acquisitions to date (1) (1) Includes the announced merger with MNRL

. 11 Sitio has closed or announced 6 large acquisitions in the past 15 months for a total of more than 195,000 NRAs 06/08/21 Announced: 09/06/22 NRAs: 85,710 Consideration: Equity Regions: Diversified Announced: 06/27/22 NRAs: 19,700 Consideration: Cash Region: Permian Announced: 06/27/22 NRAs: 12,200 Consideration: Cash Region: Permian Announced: 01/12/22 NRAs: 33,700 Consideration: Equity Regions: Eagle Ford, Appalachia Announced: 08/24/21 NRAs: 25,250 Consideration: Equity (private) Region: Permian Announced: 06/08/21 NRAs: 18,700 Consideration: Equity (private) Region: Permian 09/06/22 Strategy focused on large - scale consolidation to drive profitability and leverage proprietary data management systems across a larger asset base

Enhanced asset base, cash flow and cost structure

2Q22 Production (boe/d)



33,560
32,761
30,300
19,835
19,213
14,948
13,548
=
+
VNOM
STR + MNRL
BSM
TPL
STR
KRP
MNRL

NRAs



1,200,000
551,527
259,510
213,744
189,600
173,800
85,710
=
+
KRP
BSM
STR + MNRL
VNOM
TPL
STR
MNRL
■/■ Permian NRAs
■ Non-Permian NRAs

2Q22 Cash G&A ($/boe)



$0.51
$1.59
$1.72(1)
$2.13
$3.21
$3.61
$4.03
VNOM
TPL
STR + MNRL
STR
BSM
KRP
MNRL

2Q22 Adjusted EBITDA ($mm)



$215
$206(2)
$158
$118
$113
$84
$53
=
+
VNOM
STR + MNRL
TPL
STR
BSM
MNRL
KRP

Note: All data based on most recent publicly available company filings and materials. STR shown pro forma for the Momentum and Foundation acquisitions announced 06/27/22. NRAs are normalized to 1/8th. MNRL shown pro forma for Avant acquisition announced on 08/22/22 and 2Q22 divestitures

(1) 2Q22 cash G&A / boe calculated as assumed pro forma annual cash G&A of $20.5 mm divided by pro forma combined 2Q22 production. 2Q22 production pro forma for all acquisitions and divestitures signed or completed by STR and MNRL in 2022 as if they were completed on 04/01/22

(2) Adjusted EBITDA assumes (i) all STR and MNRL acquisitions signed or completed to date in 2022 were owned as of 04/01/22, (ii) all MNRL divestitures signed or completed to date in 2022 were completed as of 04/01/22, (iii) pro forma combined company annual cash G&A of $20.5 mm

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. 49,500 161,500 173,800 259,510 $4.45 $2.37 $2.31 $1.69 - $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 - 50,000 100,000 150,000 200,000 250,000 300,000 2020 1H22 Pro Forma 2H22 Pro Forma NTM 13 Significant Cash G&A (1) ($/boe) reduction while well count grows ~9.5x Transaction expected to further enhance Sitio’s scalable cost structure 24 Employees 32 2,438 Gross Wells 13,046 (NRAs) (Cash G&A $/ boe ) (1) Cash G&A is a non - GAAP measure. NTM pro forma Cash G&A / boe is based on the mid - point of combined company’s guidance of pro forma annual cash G&A of $20.5mm (2) Does not give effect to Momentum acquisition which closed in 3Q22 (3) NTM pro forma Cash G&A and production based on the mid - points of combined company’s NTM pro forma guidance. Please reference pag e 17 for full NTM financial and operational guidance (4) Includes all acquisitions and divestitures completed by both companies in 2022 and MNRL’s pending announced acquisition o f Avant 34 14,229 >34 23,184 (3) (4) STR standalone 2H22 Guidance STR 1H22 pro forma (2)

Permian minerals market, Sitio's primary target area, remains highly fragmented

SITIO ROYALTIES

Permian Basin NRAs

Delaware | Midland



~7.5mm
total
~5.1mm
acquirable
32%
68%
9%
~5.6mm
total
~5.1mm
acquirable
91%
Non-acquirable acreage
Acquirable acreage

- Non-acquirable acreage is comprised of federal and state-owned minerals and royalties where the government does not sell minerals or NPRIs and minerals owned by CVX, TPL, and VNOM
- Acquirable acreage is defined as any acreage in which combined company can purchase mineral rights or NPRIs that is not owned by CVX, TPL, or VNOM

Permian Basin addressable market



~20,000 and ~45,000 unique mineral owners across the Delaware and Midland, respectively
Eddy
Lea
Andrews
Martin
Howard
Glasscock
Culberson
Loving
Winkler
Ector
Midland
Ward
Crane
Reeves
Upton
Reagan
NM
OK
TX
Brewster
Pro forma combined company
Acquirable NRAs
Non-acquirable NRAs
Delaware and Midland Basins

Source: Latest publicly reported data as of 08/31/22. Unique mineral owners based on public tax roll data

Note: CVX mineral ownership based on calculating the surface acreage of CVX minerals ownership in Culberson, Loving, and Reeves counties and applying a 12.5% royalty interest. Assumes maximum royalty interest of 25% on all gross acres, adjusted to 1/8th royalty equivalent basis. Includes all STR and MNRL acquisitions closed to date in 2022 as well as the announced MNRL acquisition of Avant

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. 15 Capital allocation framework prioritizes robust dividend and facilitates high rate of return reinvestment • Management team is incentivized to maximize dividends and stock price appreciation • Direct alignment of interests with public shareholders for significant return of capital without limiting financial flexibility • First priority for retained cash is to protect the balance sheet • Target leverage <1.0x • Retained cash also allows combined company to opportunistically make cash acquisitions Capital Allocation Framework 35% 65% Expects to retain up to Expects to pay a dividend of at least of its Discretionary Cash Flow (1) to shareholders of its Discretionary Cash Flow (1) 35% 65% (1) Discretionary Cash Flow defined as adjusted EBITDA less cash interest and cash taxes

. 16 Combined company will continue the best - in - class governance practices of both Sitio and Brigham • Sitio’s management team will run the new combined company • Management’s incentive compensation is 100% equity based, with emphasis on total shareholder return instead of relative returns or growth with no relationship to shareholder returns • Dedicated management team is 100% focused on the combined company and has multiple experiences merging large - scale mineral companies • Board and management compensation is structured to drive total long - term shareholder returns • Capital allocation policy prioritizes return of capital to shareholders while preserving balance sheet strength using retained cash BEST IN CLASS GOVERNANCE MODEL Incentivizes Board and Management to Optimize Shareholder Returns • New Board will be made up of 5 Sitio nominees and 4 Brigham nominees • Director compensation will be substantially all equity

. Combined company NTM financial and operational guidance (3Q22 – 2Q23) 17 32,250 – 34,250 boe /d 49% – 51% $1.25 – $1.75 Production % Oil 10% – 12% Cash tax rate (1) $19.5 – $21.5 mm Cash G&A (annual) G&T ($ / boe ) 7% – 9% Production taxes (% of gross revenue) (1) Percent of pre - tax income attributable to pro forma STR and MNRL combined

Contact Information Ross Wong Senior Director of Corporate Finance and Investor Relations Phone: (720) 640 - 7647 Email: IR@sitio.com 18 Corporate Headquarters: 1401 Lawrence Street, Suite 1750 Denver, CO 80202 Houston Office: 609 Main Street, Suite 3950 Houston, TX 77002